UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2022

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17095 Via Del Campo San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2022, the Board of Directors (the “Board”) of Teradata Corporation (“Teradata”) expanded the size of the Board from nine directors to ten and elected Todd McElhatton as a director, effective as of June 1, 2022 (the “Effective Date”). Mr. McElhatton was elected as a Class III director, with a term expiring at the 2023 Annual Meeting of Stockholders, or until such time as his successor is duly elected and qualified or as otherwise provided in Teradata’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. As of the Effective Date, Mr. McElhatton was appointed to serve as a member of the Audit Committee of the Board and has been designated as an Audit Committee Financial Expert.

The Board has determined that Mr. McElhatton is independent under Teradata’s Corporate Governance Guidelines and the requirements of the New York Stock Exchange and Securities and Exchange Commission. There are no arrangements or understandings between Mr. McElhatton and any other person pursuant to which he was selected as a director. There are no transactions involving Mr. McElhatton that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. McElhatton will participate in certain non-employee director compensation arrangements under the Teradata Director Compensation Program (the “Program”). Under the terms of the Program, Mr. McElhatton will receive a prorated annual retainer for the year ending on the date of the Company’s Annual Meeting of Stockholders in 2023 in the amount of $55,000 with an additional prorated retainer amount of $13,750 for serving as a member of the Audit Committee. Mr. McElhatton will also receive equity grants under the terms of the Program, including an initial restricted share unit equity grant with a value of $75,000 and a prorated annual restricted share unit equity award with a value of $229,167.

On June 1, 2022, Teradata issued a press release announcing Mr. McElhatton’s election to the Board, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated June 1, 2022, issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Margaret A. Treese
Margaret A. Treese
Chief Legal Officer and Secretary

Dated: June 1, 2022